CHIMERA INVESTMENT CORPORATION

RESIDENTIAL FOCUS | DIVERSIFIED INCOME

SFVegas 2026

February 22-25, 2026



Disclaimer

This presentation includes "forward-looking statements" within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995,. Actual results may differ from expectations, estimates and projections and, consequently, readers should not rely on these forward-looking statements as predictions of future events. Words such as "goal," "expect," "target," "assume," "estimate," "project," "budget," "forecast," "anticipate," "intend," "plan," "may," "would," "will," "could," "should," "believe," "predict," "potential," "continue," or similar expressions are intended to identify such forward-looking statements. These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from expected results, including, among other things, those described in our most recent Annual Report on Form 10-K, and any subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, under the caption "Risk Factors." Factors that could cause actual results to differ include, but are not limited to: our ability to obtain funding on favorable terms and access the capital markets; our ability to achieve optimal levels of leverage and effectively manage our liquidity; changes in inflation, the yield curve, interest rates and mortgage prepayment rates; our ability to manage credit risk related to our investments and comply with the Dodd-Frank Act and related laws and regulations relating to credit risk retention for securitizations; rates of default, delinquencies, forbearance, deferred payments or decreased recovery rates on our investments; the concentration of properties securing our securities and residential loans in a small number of geographic areas; our ability to execute on our business and investment strategy; our ability to determine accurately the fair market value of our assets; changes in our industry, the general economy or geopolitical conditions; our ability to successfully integrate and realize the anticipated benefits of any acquisitions, including the acquisition of HomeXpress; our ability to originate or acquire quality and profitable loans at an appropriate and consistent cost; our ability to sell the loans that we originate or acquire; our ability to refinance or obtain additional liquidity for borrowing; our ability to manage, maintain and expand our relationships with our clients, the independent mortgage brokers and bankers; our ability to operate our investment management and advisory services and manage any regulatory rules and conflicts of interest; the degree to which our hedging strategies may or may not be effective; our ability to effect our strategy to securitize residential mortgage loans; our ability to compete with competitors and source target assets at attractive prices; the ability of servicers and other third parties to perform their services at a high level and comply with applicable law and expanding regulations; our dependence on information technology and its susceptibility to cyber-attacks; the development, proliferation and use of artificial intelligence; our ability to find and retain qualified executive officers and key personnel; our ability to comply with extensive government regulation, including, but not limited to, federal and state consumer lending regulations; the impact of and changes in governmental regulations, tax law and rates, accounting guidance, refinancing and borrowing guidelines and similar matters; our ability to maintain our exemption from registration under the Investment Company Act of 1940, as amended; our ability to maintain our classification as a real estate investment trust for U.S. federal income tax purposes; the volatility of the market price and trading volume of our shares; and our ability to make distributions to our stockholders in the future.

Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Chimera does not undertake or accept any obligation to release publicly any updates or revisions to any forward-looking statement to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based. Additional information concerning these, and other risk factors, is contained in Chimera's most recent filings with the Securities and Exchange Commission (SEC). All subsequent written and oral forward-looking statements concerning Chimera or matters attributable to Chimera or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above.

This presentation may include industry and market data obtained through research, surveys, and studies conducted by third parties and industry publications. We have not independently verified any such market and industry data from third-party sources. This presentation is provided for discussion purposes only and may not be relied upon as legal or investment advice, nor is it intended to be inclusive of all the risks and uncertainties that should be considered. This presentation does not constitute an offer to purchase or sell any securities, nor shall it be construed to be indicative of the terms of an offer that the parties or their respective affiliates would accept.

We use our website (www.chimerareit.com) as a channel of distribution of company information. The information we post on our website may be deemed material. Accordingly, investors should monitor our website, in addition to following our press releases, SEC filings and public conference calls and webcasts. In addition, you may automatically receive email alerts and other information about Chimera when you enroll your email address by visiting our website, then clicking on "News and Events" and selecting "Email Alerts" to complete the email notification form. Our website and any alerts are not incorporated into this document.

All information in this presentation is as of **December 31, 2025**, unless stated otherwise. Readers are advised that the financial information in this presentation is based on company data available at the time of this presentation and, in certain circumstances, may not have been audited by the company's independent auditors.

Chimera Investment Corp.

We are a fully integrated hybrid mortgage REIT delivering diversified investment solutions across the mortgage product spectrum.

HYBRID INVESTMENT APPROACH	▪ Invests across the spectrum of mortgage products, including residential loans, mortgage securities and servicing rights. ▪ Team expertise and robust infrastructure enable a disciplined approach to delivering value across the residential continuum.
SCALED MORTGAGE CREDIT PLATFORM	▪ Risk management approach emphasizes asset-level credit risk management. ▪ Data management capabilities and proprietary technologies drive efficiencies in process, risk monitoring and credit decisions.
RESIDENTIAL ORIGINATION	▪ Specialty mortgage lender focused primarily on providing consumer non-QM and investor business purpose loan solutions. ▪ National footprint supporting a network of mortgage bankers and brokers.
THIRD-PARTY ASSET & INVESTMENT MANAGEMENT	▪ Bespoke asset management solutions for third-party institutional investors seeking exposure to residential loans. ▪ Manager of private asset-backed credit funds on behalf of institutional allocators.

KEY STATISTICS
As of December 31, 2025

2007	423	$6.6B	$15.8B	$2.6B	$26.6B[(1)]
Year Founded	Full-Time Professionals	Dividends Declared Since Inception	Total Assets	Shareholders' Equity	3rd Party Managed Loans

Detailed endnotes are included within the Appendix at the end of this presentation.

Creating Long-Term Shareholder Value

Positioned with diverse sources of revenue and synergistic platform capabilities.

Capital investment in technology, growth, & strategic initiatives across platform

PERMANENT CAPITAL INVESTMENT PORTFOLIO	
INVESTMENT INCOME	
Liquid	Agency MBS
Credit	RPL, NQM, RTL, Other
MSR	Cash flowing asset hedge

ADVISORY SERVICES & THIRD-PARTY CAPITAL	
CAPITAL-LIGHT FEES	
Advisory Services	Bespoke 3rd party loan solutions
Private Funds	Diversified mortgage portfolios

RESIDENTIAL ORIGINATION	
LOAN PRODUCTION & DISTRIBUTION	
Gain on Sale	Capital market loan sales
Net Interest Income	Net spread on loans

High-touch credit risk management support to permanent capital portfolio

Manufacturing product for capital market investors, Advisory Services clients & Private Funds

Platform to acquire & own MSRs & expand product capabilities

Residential Credit | *Q4 2025 Portfolio Summary*

OVERVIEW

- We acquire residential mortgage loans from banks, non-bank financial institutions and government sponsored agencies.
- We finance purchases of mortgage loans via warehouse facilities and repurchase agreements (recourse financing).
- We securitize loans (long-term non-recourse financing) and retain subordinate and interest-only securities along with call rights.
- Re-performing loans comprise 90% of the loan portfolio (by principal balance) and exhibit consistent cash flows and low convexity.

KEY LOAN STATISTICS[1]	RE-PERFORMING LOANS (RPL)	PRIME JUMBO	INVESTOR LOANS (DSCR)	BUSINESS PURPOSE LOANS (RTL)	TOTAL LOAN PORTFOLIO
Current Unpaid Principal Balance (UPB)	$9.0 Billion	$381.0 Million	$569.8 Million	$84.5 Million	**$10.0 Billion**
% of Total Loan Portfolio	90%	4%	6%	1%	**100%**
Total Number of Loans	90,783	390	2,702	81	**93,956**
Weighted Average Loan Size	$99K	$978K	$211K	$1,043K	**$106K**
Weighted Average Interest Rate	5.83%	4.26%	7.46%	8.32%	**5.88%**
Weighted Average Borrower Credit Score	656	754	746	729	**666**
Weighted Average Loan Age	221 Months	44 Months	30 Months	33 Months	**202 Months**
Weighted Average Loan Terms[2]	457 Months	361 Months	361 Months	30 Months	**444 Months**
Weighted Average Remaining Term	236 Months	317 Months	331 Months	8 Months	**243 Months**
Weighted Average Original Loan-to-Value (LTV)	79%	89%	66%	LTC - 66%[3]	**79%**[5]
Amortized Loan-to-Value (LTV)	62%	76%	64%	LTARV - 81%[4]	**63%**[5]
HPI Updated Loan-to-Value (LTV)	38%	76%	59%	66%	**41%**
60+ Days Delinquent	8.8%	1.4%	4.7%	39.0%	**8.5%**

Detailed endnotes are included within the Appendix at the end of this presentation.

Residential Credit | *Delinquency Experience*

Residential credit fundamentals in our legacy RPL portfolio have remained stable with substantial borrower equity and loan seasoning.

60+ DAY DELINQUENCY EXPERIENCE (%)[1]

RE-PERFORMING LOANS (RPL)



9.5
9.0
8.5
8.0
7.5
7.0
Sep-22
Dec-22
Mar-23
Jun-23
Sep-23
Dec-23
Mar-24
Jun-24
Sep-24
Dec-24
Mar-25
Jun-25
Sep-25
Dec-25

INVESTOR LOANS (DSCR)



5.0
4.0
3.0
2.0
1.0
0.0
Sep-22
Dec-22
Mar-23
Jun-23
Sep-23
Dec-23
Mar-24
Jun-24
Sep-24
Dec-24
Mar-25
Jun-25
Sep-25
Dec-25

PRIME JUMBO LOANS



1.5
1.2
0.9
0.6
0.3
0.0
Dec-22
Mar-23
Jun-23
Sep-23
Dec-23
Mar-24
Jun-24
Sep-24
Dec-24
Mar-25
Jun-25
Sep-25
Dec-25

BUSINESS PURPOSE LOANS (RTL)



45.0
35.0
25.0
15.0
5.0
Dec-22
Mar-23
Jun-23
Sep-23
Dec-23
Mar-24
Jun-24
Sep-24
Dec-24
Mar-25
Jun-25
Sep-25
Dec-25

Detailed endnotes are included within the Appendix at the end of this presentation.

Residential Credit | *Prepayment Experience*

Prepayments remained relatively flat in Q4 for RPL; while DSCR and Prime Jumbo prepayment activity picked up.

PREPAYMENT EXPERIENCE (ANNUALIZED %)[1]

RE-PERFORMING LOANS (RPL)


12
10
8
6
4
2
0
Sep-22
Dec-22
Mar-23
Jun-23
Sep-23
Dec-23
Mar-24
Jun-24
Sep-24
Dec-24
Mar-25
Jun-25
Sep-25
Dec-25

INVESTOR LOANS (DSCR)


20
15
10
5
0
Sep-22
Dec-22
Mar-23
Jun-23
Sep-23
Dec-23
Mar-24
Jun-24
Sep-24
Dec-24
Mar-25
Jun-25
Sep-25
Dec-25

PRIME JUMBO LOANS


10
8
6
4
2
0
Dec-22
Mar-23
Jun-23
Sep-23
Dec-23
Mar-24
Jun-24
Sep-24
Dec-24
Mar-25
Jun-25
Sep-25
Dec-25

Detailed endnotes are included within the Appendix at the end of this presentation.

Third-Party Asset Management Highlights

Chimera's third-party asset management business provides advisory and transaction execution services for mortgage loan investors.

LOANS UNDER MGMT. GROWTH (YoY)[1]	TRANSACTION GROWTH (YoY)[1]
20%	16%

LOANS UNDER MANAGEMENT ($ Billions)[1]



$30
$25
$20
$15
$10
$5
$0
$22.1
$24.5
$25.5
$26.6
$26.6
Q4'24
Q1'25
Q2'25
Q3'25
Q4'25

EXPERTISE BY ASSET TYPE[1][2]

	INCEPTION-TO-DATE
Re-Performing Loans	✓
Non-Performing Loans	✓
Non-QM	✓
Residential Transition Loans	✓
International Residential Loans	✓
Home Equity Products	✓
Single Family Rental	✓

TRANSACTION VOLUME BY UNPAID BALANCE ($ Billions)[1]



$7
$6
$5
$4
$3
$2
$1
$0
$5.5
$5.8
$5.1
$5.2
$6.4
Q4'24
Q1'25
Q2'25
Q3'25
Q4'25

Detailed endnotes are included within the Appendix at the end of this presentation.

Consolidated Loan Securitizations

		ORIGINAL FACE ($ Thousands)			REMAINING FACE ($ Thousands)			WEIGHTED AVERAGE COUPON (WAC)		
VINTAGE	DEAL	TOTAL	SOLD	RETAINED	TOTAL	SOLD	RETAINED	Outstanding Bonds Sold	Underlying Collateral	FIRST CALL DATE
2025	CIM 2025-R1	391,790	333,021	58,769	366,345	316,245	58,731	5.00%	6.21%	Mar-27
2025	CIM 2025-NR1	254,432	184,463	69,969	218,309	162,044	63,818	5.00%	6.15%	Mar-26
2025	CIM 2025-I1	287,674	275,735	11,939	232,556	239,345	11,939	5.96%	7.83%	Feb-28
2024	CIM 2024-R1	468,148	351,813	116,335	389,487	365,962	38,375	4.84%	5.63%	Clean-up Call
2023	CIM 2023-I2	238,530	202,750	35,780	168,309	151,113	23,019	6.71%	7.08%	Jul-26
2023	CIM 2023-R4	393,997	343,368	50,629	304,121	276,698	34,617	5.02%	5.64%	Apr-28
2023	CIM 2023-R3	450,834	394,479	56,355	348,075	299,504	56,282	4.50%	5.52%	Currently Callable
2023	CIM 2023-I1	236,161	205,578	30,583	168,911	156,942	18,626	6.43%	7.35%	Apr-26
2023	CIM 2023-R2	447,384	364,841	82,543	334,536	260,214	82,423	5.50%	6.24%	Mar-28
2023	CIM 2023-R1	585,718	512,503	73,215	434,191	374,053	71,629	5.40%	6.15%	Currently Callable
2022	CIM 2022-R3	369,891	327,168	42,723	256,119	234,506	29,114	4.57%	5.42%	Sep-27
2022	CIM 2022-R2	508,202	440,865	67,337	370,635	330,332	47,675	3.82%	4.75%	May-27
2022	CIM 2022-R1	328,226	294,090	34,136	222,420	210,526	17,639	3.13%	4.51%	Feb-27
2021	CIM 2021-R6	353,797	336,284	17,513	168,549	164,999	11,852	1.84%	5.81%	Sep-26
2021	CIM 2021-R5	450,396	382,836	67,560	292,613	232,052	66,644	2.00%	5.59%	Currently Callable
2021	CIM 2021-R4	545,684	463,831	81,853	285,349	213,080	80,774	2.00%	6.55%	Currently Callable
2021	CIM 2021-R3	859,735	730,775	128,960	401,343	288,655	127,743	1.95%	6.66%	Currently Callable
2021	CIM 2021-R2	1,497,213	1,272,631	224,582	606,625	411,168	223,187	2.07%	7.00%	Currently Callable
2021	CIM 2021-R1	2,098,584	1,783,797	314,787	912,171	633,031	313,777	1.94%	7.24%	Currently Callable
2020	CIM 2020-R7	653,192	562,023	91,169	317,620	236,380	89,340	2.43%	6.07%	Currently Callable
2020	CIM 2020-R6	418,390	334,151	84,239	229,214	151,458	83,018	2.25%	5.35%	Currently Callable
2020	CIM 2020-R5	338,416	257,027	81,389	142,540	90,243	56,613	3.19%	5.47%	Clean-up Call
2020	CIM 2020-R3	438,228	328,670	109,558	222,019	119,669	107,035	4.00%	5.49%	Currently Callable
2020	CIM 2020-R2	492,347	416,761	75,586	262,474	210,115	56,565	2.73%	4.32%	Clean-up Call
2020	CIM 2020-R1	390,761	317,608	73,153	216,096	148,695	71,351	2.91%	5.83%	Currently Callable
2019	SLST 2019-1	1,217,441	941,719	275,722	681,955	485,865	193,705	3.50%	4.46%	Currently Callable
2019	CIM 2019-R5	315,039	252,224	62,815	136,087	95,553	44,347	3.57%	5.76%	Clean-up Call
2019	CIM 2019-R4	320,802	256,641	64,161	149,458	90,794	61,946	3.00%	6.28%	Currently Callable
2019	CIM 2019-R3	342,633	291,237	51,396	126,411	80,465	49,608	2.63%	6.57%	Currently Callable
2019	CIM 2019-R2	464,327	358,172	106,155	252,388	184,019	73,421	3.60%	5.41%	Clean-up Call
2019	CIM 2019-R1	371,762	297,409	74,353	191,405	122,529	72,198	3.25%	5.02%	Currently Callable
2018	CIM 2018-R3	181,073	146,669	34,404	46,479	16,672	31,523	4.02%	7.14%	Currently Callable
2016	CIM 2016-FRE1	185,811	115,165	70,646	61,835	5,308	61,835	3.62%	4.54%	Currently Callable
2008	PHHMC 2008-CIM1	619,710	549,142	70,568	5,313	3,965	1,382	6.20%	5.00%	Do Not Hold Call Rights
		$17,516,328	$14,625,446	$2,890,882	$9,521,958	$7,362,203	$2,431,750	3.67%	5.96%	

HOMEXPRESS
MORTGAGE CORP.

HomeXpress | *Review*

HOMEXPRESS	▪ First funding in Q1 2016. ▪ Profitable in Q3 2016 and in each year thereafter.
NON-QM ORIGINATOR	▪ Originates consumer non-QM and investor business purpose loans. ▪ Active lender in 46 states and D.C.
DEFINING DECISIONS	▪ 2020 (Covid): kept all employees. ▪ 2022 (Rate increases): created need to develop and implement hedge program.
CAPITAL MARKETS	▪ Sold loans to over 30 unique institutional investor partners since inception. ▪ Named in more than 15 securitizations; MSRM 2025-HX1 securitization issued in March 2025 with 100% HomeXpress loans.

KEY STATISTICS
As of December 31, 2025

332	$13B+	$3.4B	38%	5,970	55
Team Members	Loan Originations Since Inception	2025 Loan Origination Volume	Year-over-Year Growth (2025)	Approved Brokers	Approved Correspondents

Detailed endnotes are included within the Appendix at the end of this presentation.

HomeXpress | *Residential Origination Highlights*

A leading partner for loan brokers and correspondent lenders across the U.S.

Q4 2025 RESIDENTIAL ORIGINATION UPDATE

- 18% increase in volume versus Q3 2025; 49% increased in volume relative to Q4 2024.
- 3.58% gain-on-sale premiums.
- Wholesale volumes represented 95% with non-delegated correspondent channel accounting for 5%.

PRODUCTION VOLUME ($ in millions)



$1,100
$1,000
$900
$800
$700
$600
$500
$400
$697
$635
$840
$881
$1,037
Q4 2024
Q1 2025
Q2 2025
Q3 2025
Q4 2025
Fundings

PRODUCT MIX (% of unpaid principal balance)



100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
1
1
2
3
4
56
60
54
58
58
43
39
44
39
38
Q4 2024
Q1 2025
Q2 2025
Q3 2025
Q4 2025
NQM
Investor
QM

GAIN-ON-SALE PREMIUM (basis points)



380
360
340
320
300
280
260
240
220
200
350
287
315
315
358
Q4 2024
Q1 2025
Q2 2025
Q3 2025
Q4 2025
Gain-on-Sale Premium

Detailed endnotes are included within the Appendix at the end of this presentation.

HomeXpress | *National Coverage*

HomeXpress originates loans nationally – In trailing 12 months, loans were originated in 46 states and DC. Substantially all on a wholesale basis.

LENDING PRESENCE

- We expect by the end of Q1 2026, all state license applications for consumer purpose origination and servicing will have been submitted.


WA
OR
CA
ID
NV
MT
WY
UT
AZ
CO
NM
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MI
IN
OH
KY
TN
MS
AL
GA
FL
SC
NC
VA
WV
PA
NY
VT
NH
ME
MA
RI
CT
NJ
DE
MD
DC
AK
HI
Corporate Headquarters / Operations and Production Center
Santa Ana, CA
Operations and Production Center -
Tampa, FL
Licensed States (42)
Future Possibility
Business Purpose (4)

GEOGRAPHIC DIVERSIFICATION IS REDUCING CONCENTRATION RISK

	FY 2022	FY 2023	FY 2024	FY 2025*
CA	38.4%	26.8%	25.5%	27.4%
FL	16.2%	17.6%	16.9%	15.2%
TX	8.8%	11.2%	11.4%	9.8%
HI	0.5%	3.1%	3.1%	3.5%
AZ	4.8%	4.0%	3.3%	3.6%
GA	1.5%	2.7%	2.8%	2.6%
WA	2.6%	2.3%	2.8%	2.6%
NJ	2.8%	3.1%	3.0%	2.7%
OR	2.2%	1.7%	1.9%	2.4%
NV	3.8%	3.3%	2.5%	1.5%
CO	2.0%	2.3%	2.1%	1.7%
All other	16.4%	21.9%	24.7%	27.0%

% of total fundings

* As of December 2025


Disclosures
Underwriting
ATR Worksheet
Exceptions
Exception Approval

01

Disclosures (LE,CD,COC) are completed by HomeXpress staff or the broker; Docutech is used for all disclosures

02

Loans are underwritten by HomeXpress staff, no underwriting delegated to the broker

03

ATR worksheet specific to the income documentation completed on all consumer loans

04

Exceptions require written documentation and the approval of the Management

05

Exception granted on a case-by-case basis

HomeXpress | *Operations*

2026 operations team is focused on increasing efficiency, channel diversification, and further enhancing risk management.

AUTOMATION & PROCESS IMPROVEMENT

- **Attribute driven underwriting conditions:** ensures file quality, decision consistency and underwriter efficiency .
- **AI empowered income verification automation:** reduces manual calculations, errors and human touchpoints.
- **Hybrid and digital closing capability:** documents executed on mobile device; removing closing agent delays.

ORGANIZATIONAL REFINEMENT

- **Channel specific operations teams:** specialized fulfillment across multiple workflows and product suites
- **Quality driven performance improvement:** post-closing defect leveraged to develop targeted, role-based training

RISK CONTROL

- **Property history:** analysis of listing records reviewed to validate value and identify abnormal activity
- **Payoff validation;** multi-point verification across settlement statements
- **Enhanced legal entity review:** full capture and review of all members of LLCs
- **Risk management tool improvement:** DataVerify tool upgraded to include HomeXpress watchlist
- **Property valuation:** Appraisal waterfall and underwriter review

HomeXpress | *Credit Risk Management*

Framework Designed to Produce High-Quality Loans While Mitigating Operational and Regulatory Risks.

DISCIPLINED LOAN PROGRAM DESIGN

- Loan programs designed with underwriting team to optimize risk-adjusted return
- Products are designed to meet unique borrower needs while maintaining emphasis on regulatory compliance and mitigating key operational risks
- Any changes to programs or guidelines are approved by the pricing and/or credit committees as well as loan buyers prior to implementation

RIGOROUS BROKER APPROVAL PROCESS

- Robust upfront approval process for all brokers with focus on regulatory licensing, state and federal compliance, legal history, and credit reporting
- Dedicated broker approval department responsible for reviewing and approving brokers as well as monthly monitoring and surveillance of brokers
- Oversight includes consistent monitoring of each broker's licensing in each state of their business and annual recertification process

CONTINUOUS PERFORMANCE MONITORING

- Combination of internal compliance and third-party monitoring provides rigorous oversight and quality feedback loop ensuring consistent loan production
- Third-party due diligence on Non-QM loans through rating agency approved due diligence firms
- Internal teams conduct targeted monthly loan-level compliance reviews and continuously monitor for any early pay defaults, early payoffs, and/or R&W breaches

FOCUSED, CENTRALIZED UNDERWRITING

- Loans are underwritten centrally by dedicated team led by managers averaging 20 years of experience
- All underwriters undergo rigorous training at HomeXpress prior to making underwriting decisions
- Feedback derived from monthly reporting is integrated into performance management, training, and loan production systems to continually improve underwriting processes and decision making

HomeXpress | *Appraisal Process*


Appraisal Submission
Appraisal Review & Supporting Tools
Reconciliation & Approval

01 "USPAP and AIR compliant appraisal required.

02 "HomeXpress performs an appraisal review of submitted appraisals received based upon our Appraisal Review Waterfall. The review may be a CU Score, a Desk Review, or a Field Review.

03 "A HomeXpress underwriter will reconcile value discrepancies above a defined risk threshold.

HomeXpress | *Due Diligence Process*

100% Review

Reliance Letter to the Investor

Full File Review

01 "HomeXpress Non-QM loans receive a securitization level due diligence by nationally recognized TPR firms

02 "HomeXpress contracts the due diligence for its own benefit and provides a Reliance Letter to the Investor

03 "Due diligence performed is the full Securitization Review including Credit, Collateral and Compliance

NON-QM SALES

- Non-QM loan sales are sold through bid in comp or negotiated bulk sales.
- In 2025, sold to 8 different Non-QM investor partners, 2 of which were new relationships.
- Top 3 Non-QM purchasers bought ~70% of loans sold.
- In 2025, brought on 2 brand new investors and sold to 2 that had not bought in a couple years.

PERIOD	LOAN SALES (UPB in millions)	LOAN SALE EXECUTION	WAC OF LOANS SOLD
2016	$42.7	103.0%	7.23%
2017	$156.8	103.7%	7.15%
2018	$329.2	103.4%	6.69%
2019	$774.2	103.8%	6.68%
2020	$451.9	103.6%	6.07%
2021	$1,618.3	105.6%	4.72%
2022	$1,746.9	101.5%	7.69%
2023	$1,525.2	101.9%	8.45%
2024	$2,311.4	103.4%	8.26%
2025	$3,074.1	103.2%	7.61%

Loan sale premiums **decreased in 2022** to 101.5% as rates increased rapidly.

This was successfully offset with HomeX's hedging program.

Four Pillars of Compliance


Board of Directors and Management Oversight
Compliance Program
Consumer Complaint Management Program
Internal Audit and other Independent Assessments

Board Approved Compliance Management Framework:

- Compliance with all applicable consumer laws and CFPB rules and regulations.
- Ensures a positive "Tone at the Top" with the appropriate expertise employed as to Compliance.
- Material Compliance and Independent Assessment findings and Issues Management progress reports presented to Governance & Risk Oversight Committee monthly and to Board quarterly.

Three Lines of Defense:

1. ***Management:***
   - Establishes lending policies, controls and procedures utilizing specific criteria to ensure quality.
   - Implements measures to identify trends and manage risk, as well as proper training programs.
   - Maintains an IT infrastructure designed to assure data privacy, appropriate credit metrics and Cybersecurity protections.
2. ***Quality Control:***
   - Key quality and compliance indicators are measured and evaluated. Lending reviews are done on a pre-funding and post-closing basis based on approved sample sizes and discretionary risk evaluation.
   - Assessment as to the effectiveness of established lending policies and procedures.
   - Self-identification of potential lending violations, evaluates consumer complaints and oversees compliance by lending operations.
3. ***Independent Assessments:***
   - Independent assessments to provide independent and objective assurance as to effectiveness of the CMS design and function.

Communication & Remediation:

- The Executive Committee of HomeXpress meets monthly and reviews all Material and Moderate Compliance issues and is updated on evolving regulatory items.
- Executive Committee provides core oversight as to Compliance and monitors and validates remediation plans, reviews significant findings and evaluates Compliance effectiveness from various inputs.
- CMS policies and procedures are assessed as to methodology and function in light of findings.

Compliance Methodology Path


Governance
Policy & Procedures
Training
Controls
Quality Assurance
Complaint Resolution
Quality Control
Issues Management
Assessment

Comprehensive Corporate Training Programs to Deliver the Best Experience and Value for Customers

Employee and Management Training

New Hire Training

- AEs receive two weeks of rigorous onboarding training
- Consists of one week of remote learning and one week of onsite learning from seasoned executives at Headquarters in Santa Ana
- All other positions receive position specific training lasting 2-8 weeks

Continued Education

- Operations and sales personnel are kept up to date with training as new procedures are developed and implemented
- Training staff conducts monthly development sessions for AEs
- The AE Credit Training Program ("PhD in Credit") provides AEs with the skillset to evaluate loans

Management Development

- Promote existing employees to leadership positions and develop key management skills for success
- Supported by Human Resources and leverages outside training resources

Compliance and IT Security Training

Compliance Training

- All new hires are assigned the same compliance training during on boarding
- Annual compliance courses cover AML-BSA, TRID, ATR, Fair Lending, and ECOA
- Subsequent quarterly training is administered through OnCourse Learning

OnCourse Learning

IT Cyber Security

- Training enhances awareness of data protection, phishing, social engineering threats, and secure handling of sensitive customer and financial data
- Quarterly required training administered through Litmos

litmos

Relentless Commitment to Employee Training and Development Across the HomeXpress Organization

Appendix

Endnotes

Slide #3

1. Unaudited total debt related to third-party managed loans and real estate. Excludes total debt related to loans owned by the Company and discretionary credit funds. Data is sourced and reconciled to monthly mortgage loan servicer detail which is subject to subsequent adjustment and reconciliations.

Slide #5

1. Data is sourced from trustee reports, servicers, Bloomberg and Intex.
2. Weighted Average Loan Term is based on the most recent maturity date of the loan that includes any loan modifications or extension of the maturity date, in each case calculated from the related loan's first payment date.
3. For Business Purpose Loans (RTLs), LTC is loan-to-cost, or the total loan amount as a percent of the house value at the time of purchase plus all budgeted improvements.
4. For Business Purpose Loans (RTLs), LTARV is loan-to-after repair value, or the total loan amount as a percent of the estimated property value after the completion of all planned and budgeted improvements.
5. Total Loan Portfolio Weighted Average Original Loan-to-Value (LTV) and Amortized Loan-to-Value (LTV) excludes the LTC and LTARV related to the Business Purpose Loans.

Slide #6

1. Delinquency data sourced from Bloomberg, Intex and trustee/servicer data. Prime Jumbo excludes data prior to December 2022 due to materiality.

Slide #7

1. Prepayment data sourced from Bloomberg, Intex and trustee/servicer data. Prime Jumbo excludes data prior to December 2022 due to materiality.

Slide #8

1. Unaudited total debt related to third-party managed loans and real estate. Excludes total debt related to loans owned by the Company and discretionary credit funds. Data is sourced and reconciled to monthly mortgage loan servicer detail which is subject to subsequent adjustment and reconciliations.
2. Inception period begins February 2013.

